UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Highway 515, P.O. Box 398 Blairsville, Georgia	30512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 781-2265

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On January 23, 2009, United Community Banks, Inc. (the “Registrant”) issued a news release announcing its financial results for the quarter ended December 31, 2008 (the “News Release”). The News Release, including financial schedules, is attached as Exhibit 99.1 to this report. In connection with issuing the News Release, on January 23, 2009 at 11:00 a.m. EST, the Registrant intends to hold a conference call/webcast to discuss the News Release.

The presentation of the Registrant’s financial results included operating performance measures, which are measures of performance determined by methods other than in accordance with generally accepted accounting principles, or GAAP. Management included non-GAAP operating performance measures because it believes it is useful for evaluating the Registrant’s operations and performance over periods of time, and uses operating performance measures in managing and evaluating the Registrant’s business and intends to use it in discussions about the Registrant’s operations and performance. Operating performance measures exclude the effects of a special $15 million fraud related provision for loan losses recorded in the second quarter of 2007, an additional $3 million provision for loan losses recorded in the fourth quarter of 2007, $18 million in fraud related charge offs recorded in the fourth quarter of 2007 and $870,000 and $2.1 million of merger-related charges in 2003 and 2004, respectively, because management feels that the events leading to the taking of the special provisions and charge offs and merger-related charges were isolated, non-recurring events and do not reflect overall trends in the Registrant’s earnings. Management believes these non-GAAP performance measures may provide users of the Registrant’s financial information with a meaningful measure for assessing the Registrant’s financial results and comparing those financial results to prior periods.

Operating performance measures should be viewed in addition to, and not as an alternative or substitute for, the Registrant’s performance measures determined in accordance with GAAP, and is not necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Exhibits:

99.1 Press Release, dated January 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

January 23, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 23, 2009